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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

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                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): September 22, 1998
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                            TODHUNTER INTERNATIONAL, INC.
                (Exact name of registrant as specified in its charter)

     Delaware                       1-13453                   59-1284057
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(State of Incorporation)    (Commission File Number)        (IRS Employer
                                                          Identification No.)


    222 Lakeview Avenue, Suite 1500, West Palm Beach, Florida         33401
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          (Address of principal executive office)                   (Zip Code)


          Registrant's telephone number, including area code: (561) 655-8977
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            (Former Name or Former Address, if Changed Since Last Report)

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                           TODHUNTER INTERNATIONAL, INC.
                                    FORM 8-K
                                 CURRENT REPORT


ITEM 5.   OTHER EVENTS

     On September 22, 1998, the Board of Directors of Todhunter International, Inc., (the "Company") authorized the Company to repurchase up to 100,000 shares of the Company's common stock, which currently represents approximately 2% of the Company's outstanding common stock. The repurchase plan is effective immediately and the Company anticipates to continue the repurchase plan until the end of the Company's fiscal year ending September 30, 1999. Such repurchases may be effected from time to time through open market purchases or in privately negotiated transactions.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TODHUNTER INTERNATIONAL, INC.


Date:      September 28, 1998        By:   /s/ A. Kenneth Pincourt, Jr.
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                                          A. Kenneth Pincourt, Jr.
                                          Chairman and Chief Executive Officer


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